SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of _________________, 2012, by and among First Corporation, a Colorado corporation, (the “Company”), and each of the Purchaser set forth on the signature pages hereto (the “Purchaser”).

WHEREAS:

A.           The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder;

B.           Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, its 8% secured convertible notes of the Company, in the form attached hereto as Exhibit “A”, in an aggregate principal amount of up to Five Hundred Thousand ($500,000) (together with any note(s) issued in replacement thereof or as interest thereon or otherwise with respect thereto in accordance with the terms thereof, the “Notes”), convertible into shares of common stock, par value $.001 per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Notes.

C.           Purchaser wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Notes as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Purchaser hereby agrees as follows:

1.            PURCHASE AND SALE OF NOTES.

a.           Purchase of Notes. On the terms and subject to the conditions set forth herein, the Company agrees to issue and sell and the Purchaser agrees to Purchase from the Company on the Closing Date (as defined below), Notes in the aggregate original principal amount of $500,000.

b.           Form of Payment. On the Closing Date (as defined below), (i) the Purchaser shall pay the purchase price for the Notes to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Notes in the principal amount equal to the Purchase Price, and (ii) the Company shall deliver such Notes duly executed on behalf of the Company, to the Purchaser, against delivery of such Purchase Price.

c.           Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, Eastern Standard Time on June 1, 2012, or such other mutually agreed upon time, on a date which is no more than 14 days from (the “Closing Date”). The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2.            PURCHASER’S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to the Company that:

a.           Investment Purpose. As of the date hereof, the Purchaser is purchasing the Notes and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of interest on the Notes and (ii) as a result of the events described in Sections 1.3 and 1.4(g) of the Notes, such shares of Common Stock being collectively referred to herein as the “Conversion Shares”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.           Accredited Investor Status. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.           Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

d.           Information. The Purchaser and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Purchaser any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Purchaser. The Purchaser understands that its investment in the Securities involves a significant degree of risk.

e.           Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2

f.            Transfer or Re-sale. The Purchaser understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g.           Legends. The Purchaser understands that the Notes and the Conversion Shares, have not been registered under the 1933 Act and may not be sold except pursuant to Rule 144 or Regulation S or an available exemption from registration and shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

h.           Authorization; Enforcement. This Agreement has been duly and validly authorized and duly executed and delivered on behalf of the Purchaser, and this Agreement constitutes, the valid and binding agreement of the Purchaser enforceable in accordance with their terms.

i.            Residency. The Purchaser is a resident of the jurisdiction indicated on the signature pages hereto.

3

3.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that:

a.           Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b.           Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Notes and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Notes by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Notes, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.           Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Notes in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d.           No Conflicts. The execution, delivery and performance of this Agreement and the Notes by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

4

e.           Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

f.            No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

g.           Certain Transactions. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

h.           Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Purchaser in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

i.            Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5

j.            Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.            COVENANTS.

a.           Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 and 6 of this Agreement.

b.           Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

c.           Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Notes. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to provide for full conversion of the outstanding Notes, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to so provide.

d.           Corporate Existence. So long as Purchaser beneficially owns any Notes, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

6

e.           No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

f.            Restriction on Short Sales. The Purchaser agrees that, so long as any of the Notes remain outstanding, the Purchaser will not enter into or effect any “short sale” (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or hedging transaction which establishes a net short portion with respect to the Common Stock.

5.            CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Notes to Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.           The Purchaser shall have executed this Agreement and delivered the same to the Company.

b.           The Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.           The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

d.           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.            CONDITIONS TO PURCHASER’S OBLIGATION TO PURCHASE. The obligation of the Purchaser hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions unless otherwise waived:

a.           The Company shall have executed this Agreement and delivered the same to the Purchaser.

b.           The Company shall have delivered to such Purchaser duly executed Notes (in such denominations as the Purchaser shall request) in accordance with Section 1(b) above.

7

c.           The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser including, but not limited to certificates with respect to the Company’s Articles of Incorporation, By-laws and Board of Directors’ resolutions relating to the transactions contemplated hereby.

d.           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.            GOVERNING LAW; MISCELLANEOUS.

a.           Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

b.           Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

8

c.           Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.           Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.           Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.            Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

To its address at

Maranello

Watch House Green

Felsted, Essex

England CM6 EF

Facsimile: _____________________

E-mail:

Attention: Andrew Clarke, CEO and Director

9

With a copy to:

Mary P. O’Hara, Esq.

Griffitts O’Hara LLP

257 Park Avenue South, 5th Floor
New York, New York 10010
Telephone: 212-209-5483
Facsimile: 212-209-5460

If to Purchaser: To the address set forth on the signature pages hereto.

With copy to:

______________________________

______________________________

______________________________

Each party shall provide notice to the other party of any change in address.

g.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from a Purchaser or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.           Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

FIRST CORPORATION

By:
Andrew Clarke
Chief Executive Officer

ISI NOMINEES LIMITED

By:

JURISDICTION/RESIDENCE:

ADDRESS:

11